UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     January 5, 2007

TurboSonic Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-21832	13-1949528
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

550 Parkside Drive, Suite A-14
Waterloo, Ontario N2L 5V4
Canada
(Address of principal executive offices)

Registrant's telephone number: (519) 885-5513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2007, the Board of Directors of the Registrant awarded to the Registrant’s employees and directors as of that date, including the following Executive Officers, stock options under the Registrant’s 2003 Stock Plan. The options have an exercise price of $1.10 per share, which was the closing price of the Registrant’s common stock on January 5, 2007. The options awarded will expire on January 5, 2012.

		Vesting	Vesting
		1/05/2007	1/05/2010

Edward F. Spink	Chairman & CEO	20,000	15,000

Egbert Q. van Everdingen	President, Secretary,
	& Treasurer	20,000	15,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2007
TURBOSONIC TECHNOLOGIES, INC.

By:	/s/ Egbert Q. van Everdingen
Name:	Egbert Q. van Everdingen
Title:	President, Secretary & Treasurer